UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 30, 2012 (Date of earliest event reported)
New Hampshire Thrift Bancshares, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-17859 (Commission File Number)	02-0430695 (IRS Employer Identification Number)

9 Main Street, PO Box 9, Newport, New Hampshire (Address of principal executive offices)		03773 (Zip Code)
603-863-0886 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 30, 2012, New Hampshire Thrift Bancshares, Inc. issued a press release correcting the previously announced record date of their quarterly cash dividend of $0.13 per share which is payable on January 31, 2012. The quarterly dividend will be paid to shareholders of record as of January 24, 2012. The press release dated January 17, 2012 inadvertently listed the record date as January 24, 2011.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of New Hampshire Thrift Bancshares, Inc. dated January 30, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2012	NEW HAMPSHIRE THRIFT BANCSHARES, INC. By: /s/ Laura Jacobi Laura Jacobi SVP/CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of New Hampshire Thrift Bancshares, Inc. dated January 30, 2012